54268  7/99
Prospectus Supplement
dated July 19, 1999 to:

Putnam Capital Appreciation Fund (the "fund")
Prospectuses dated September 30, 1998

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

Manager              Since    Experience
Thomas R. Haslett
Managing Director    1999     Employed by Putnam Management since 1996.
                              Prior to December, 1996,
                              Mr. Haslett was employed at
                              Montgomery Asset Management Ltd.
Joseph P. Joseph
Managing Director    1999     Employed by Putnam Management since 1994.
                              Prior to October, 1994,
                              Mr. Joseph was employed at Vert
                              Independent Capital Research, Inc.
Michael K. Arends
Senior Vice President 1999    Employed by Putnam Management since 1997.
                              Prior to November, 1997,
                              Mr. Arends was employed at Phoenix Duff & Phelps.
                              Prior to August, 1994, Mr. Arends was employed at
                              Kemper Financial Services.
Gerald S. Zukowski
Senior Vice President 1993    Employed by Putnam Management since 1989.